Exhibit 10.30

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

AGREEMENT ADDENDUM

This Addendum is part of the Distribution Agreement between United Natural Foods, Inc. (UNFI) and Natural Grocers by Vitamin Cottage (VC), effective June 1, 2008 to May 31, 2013.  The following are matters which have been agreed to and become active April 1st 2012.

1)             UNFI will expand the agreements “Cost Plus” schedule as follows:

Cost Plus Schedule

Annualized		Cost Plus
Purchases		Percentage
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%
$	[***]	[***]	%

2)             All stores will have delivery charges based on the new addendum delivery charge schedule below.  VC does reserve the right to switch to a [***] delivery charge at any time during the agreement period.  VC has the option to either have the current blended rate charged separately to each store or have the blended rate combined with the current “cost plus” price for a combined charge.  The blended delivery charge will be reviewed every [***] and the new delivery charge percentage (if any) will be effective the 15th of the month following the review.  The current blended delivery charge at the start of this addendum is [***].

Miles from UNFI DC	Delivery Charge
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%
[***] Miles	[***]	%

3)             UNFI will replace all [***] and [***] with [***] deals when available for all “Hotline” and “In Store” promotions.  VC agrees to provide UNFI purchase projections for all

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 406 of the General Rules and Regulations of the Securities Act of 1933, as amended.  Omitted information, marked “[***]” in this Exhibit, has been filed separately with the Securities and Exchange Commission together with such request for confidential treatment.

items, and UNFI agrees to provide “Over/Under” reports at the conclusion of the promotional periods.  Both parties will mutually determine the start date for this new process.

4)             UNFI agrees to slot approximately [***] VC Bulk Repack products in addition to Private Label products in the Lancaster Texas warehouse during the agreement period.

5)             UNFI agrees to lower the cost plus pricing on all VC private label items from [***] to [***].  If UNFI is able to obtain a [***] discount from a VC private label vendor in exchange for paying the vendor invoice in [***], UNFI agrees to sell VC those vendors private label items at [***].  Minimum sales for private label products shall be [***], with the exception of [***], which will be [***].  VC’s private label products must sell well enough to turn [***].  VC agrees to discontinue any item not meeting these turn requirements.  UNFI will not be liable for out of code product due to poor sales, minimum order requirements, or circumstances beyond our control.  VC agrees to reimburse UNFI for said out of code product.

6)             UNFI and VC mutually agree to resolve all invoiced price differentials (price differs) within 60 days from receipt of the weekly “price differ” report.  Both parties will provide the necessary resources to research and correct the issues identified on the weekly report, and come to a mutually agreed determination on any financial compensation due by either party.

7)             Both UNFI and VC agree to extend the length of the current agreement by three (3) years.  The new agreement dates being June 1, 2008 to May 31, 2016.

VITAMIN COTTAGE NATURAL FOOD MARKETS, INC.

By:	/s/ Kemper Isely	Date:	03-05-2012
Kemper Isely, Co-President

UNITED NATURAL FOODS, INC.

By:	/s/ [***]	Date:	3/10/2012
[***], [***]